SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2003

TRANSGENOMIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State of Formation)	(Commission File Number)

911789357

(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                         Press Release, dated August 5, 2003, announcing second quarter and year-to-date results of operations and summary financial position for the registrant’s quarter ended June 30, 2003.

Item 9.  Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

The information in this Current Report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 5, 2003, Transgenomic, Inc. (the “Company”) issued a press release announcing results of operations and summary financial position for the quarter and year-to-date periods ended June 30, 2003.  The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

By	/s/ Michael J. Draper
Michael J. Draper, Chief Financial Officer

August 8, 2003